UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 9, 2006


                             URANIUM RESOURCES, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

         Delaware                          0-17171               75-2212772
         --------                          -------               ----------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)


650 South Edmonds, Suite 108, Lewisville, TX                            75067
  (Address of principal executive offices)                             Zip Code


                                 (972) 219-3330
                                ----------------
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events

     On January 9, 2006 the Registrant issued a press release announcing the United States Nuclear Regulatory Commission's ruling on the license at the Company's Crownpoint Uranium Project and an update on the expected timing of Texas Commission on Environmental Quality for approving the Company's Kingsville Production Area Authorization 3.

     A copy of the press release dated January 9, 2006 is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

     Exhibit 99.1 Press Release dated January 9, 2006.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              URANIUM RESOURCES, INC.


Date: January 9, 2006                         /s/ Thomas H. Ehrlich
                                              ----------------------------------
                                              Thomas H. Ehrlich
                                              Vice President and Chief Financial
                                              Officer

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Exhibit Index

Exhibit Number      Description
--------------      -----------
Exhibit 99.1        Press Release dated January 9, 2006